Moody National REIT II, Inc. 8-K

Exhibit 10.1

AMENDMENT NO. 2

TO THE

ADVISORY AGREEMENT

This Amendment No. 2 to the Advisory Agreement (this “Amendment”) is made and entered into as of January 4, 2017 by and among Moody National REIT II, Inc., a Maryland corporation (the “Company”), Moody National Operating Partnership II, L.P., a Delaware limited partnership (the “Operating Partnership”), and Moody National Advisor II, LLC, a Delaware limited liability company (the “Advisor”). The Company, the Operating Partnership, and the Advisor are collectively referred to herein as the “Parties.” Capitalized terms used but not defined herein shall have the meaning set forth in the Advisory Agreement (as defined below).

WITNESSETH

WHEREAS, the Parties previously entered into that certain Advisory Agreement, dated as of January 12, 2015, and effective January 20, 2015 (the “Advisory Agreement”), which provided for, among other matters, the management of the Company’s and the Operating Partnership’s day-to-day activities by the Advisor;

WHEREAS, the initial term of the Advisory Agreement is for a one year term which agreement may be renewed for an unlimited number of successive one year terms;

WHEREAS, the Parties previously entered into that certain Amendment No. 1 to the Advisory Agreement, dated as of January 19, 2016, which extended the term of the Advisory Agreement until January 20, 2017; and

WHEREAS, pursuant to Section 15 (Term of the Agreement) of the Advisory Agreement, the Parties desire to amend the Advisory Agreement pursuant to this Amendment in order to renew the term of the Advisory Agreement for an additional one year term, effective as of January 20, 2017 and ending on January 20, 2018.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I

AMENDMENT

In order to give effect to the Parties’ agreement to renew the term of the Advisory Agreement for an additional one year term, the Parties agree as follows:

Section 1.1

Renewal of Advisory Agreement.  Pursuant to Section 15 of the Advisory Agreement, the Parties hereby renew the term of the Advisory Agreement effective as of January 20, 2017 for an additional one year term ending on January 20, 2018.

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ARTICLE II

MISCELLANEOUS

Section 2.1

Continued Effect.   Except as specifically set forth herein, all other terms and conditions of the Advisory Agreement shall remain unmodified and in full force and effect, the same being confirmed and republished hereby.  In the event of any conflict between the terms of the Advisory Agreement and the terms of this Amendment, the terms of this Amendment shall control.

Section 2.2

Counterparts.  The Parties may sign any number of copies of this Amendment.  Each signed copy shall be an original, but all of them together represent the same agreement.  Delivery of an executed counterpart of a signature page of this Amendment or any document or instrument delivered in connection herewith by telecopy or other electronic method shall be effective as delivery of a manually executed counterpart of this Amendment or such other document or instrument, as applicable.

Section 2.3

Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of Delaware.

[Signatures on following page]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

Moody National REIT II, Inc.

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	Chief Executive Officer and President

Moody National Operating Partnership II, LP

By: Moody National REIT II, Inc., its General Partner

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	Chief Executive Officer and President

Moody National Advisor II, LLC

By: Moody National REIT Sponsor, LLC

By: Moody National REIT Sponsor SM, LLC

By:	/s/ Brett C. Moody
Name:	Brett C. Moody
Title:	Member

[Signature Page to Amendment No. 2 to Advisory Agreement]

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